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                                  SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary information statement          [ ] Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14c-5(d)(2))
[X] Definitive information statement

                           CHATTOWN.COM NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

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                           CHATTOWN.COM NETWORK, INC.
                     200 South Washington Boulevard, Suite 9
                             Sarasota, Florida 34236


                       Notice of Action by Written Consent

To the Stockholders of Chattown.com Network, Inc.:

         Pursuant to Delaware General Corporation Law Section 228, notice is hereby given that by written consent delivered to Chattown.com Network, Inc. (the "Company") on November 8, 2000, by the holders of a majority of the outstanding common stock of the Company, the name of the Company will be changed from Chattown.com Network, Inc., to eLocity Networks Corporation on or about December 11, 2000. The Company's Information Statement on Schedule 14C filed with the Securities and Exchange Commission accompanies this Notice.

                                              By Order of the Board of Directors


                                             /s/ Thomas Clay
                                             -------------------
                                             Thomas Clay, President

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                           CHATTOWN.COM NETWORK, INC.

                  Information Statement Pursuant to Section 14C
                     of the Securities Exchange Act of 1934

                                  INTRODUCTION

         This Information Statement is being mailed on or about November 21, 2000, to all holders of record at the close of business on November 20, 2000, of the $.001 par value common stock of Chattown.com Network, Inc., a Delaware corporation (the "Company"), in connection with resolutions of the Board of Directors and the written consent of the holders of greater than 50% of the Company's common stock providing for an amendment to the Company's Certificate of Incorporation to change the name of the Company to "eLocity Networks Corporation."

         The amendment to the Company's Certificate of Incorporation changing its name to eLocity Networks Corporation will be effective on or about December 11, 2000. Because the proposed amendment changing the Company's name has already been approved by a majority of the shares entitled to vote, you are not required to take any action. This Information Statement is your notice that the name change has been approved, and you will receive no further notice when the change becomes effective.

         Following the name change, the stock certificates you now hold will continue to be valid. In the future, new stock certificates will contain a legend noting the change in name or will be issued bearing the new name, but this will in no way affect the validity of your current stock certificates. However, if after the effective date of the Company's name change you wish to receive new stock certificates, you may do so by contacting the Company's registrar and transfer agent, American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005, telephone 212-936-5100.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         DISSENTERS' RIGHTS OF APPRAISAL

         The General Corporation Law of the State of Delaware does not provide for dissenters' rights of appraisal in connection with a name change.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         At the close of business on November 20, 2000, the Company had outstanding 35,494,656 shares of $.001 par value common stock. There are no other voting securities of the Company.

         The following table sets forth information with respect to (i) any person or "group" known to the Company to be the beneficial owner, as of November 20, 2000, of more than five percent (5%) of the common stock, and (ii) all Directors and Executive Officers of the Company, individually and as a group.

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
Name and Address                                     Amount and Nature                  Percentage
Of Beneficial Owner                                  of Ownership                       of Ownership
-------------------                                  ------------                       ------------
Thomas Clay (1)                                      12,000,000                         33.81%
200 S. Washington Blvd., Suite 9
Sarasota, Florida 34236

Mark Schellenberger (1)                              12,000,000                         33.81%
200 S. Washington Blvd., Suite 9
Sarasota, Florida 34236

World Alliance Consulting, Inc. (2)                  2,985,000                          8.41%
268 West 400 South, Suite 300
Salt Lake City, Utah 84101

BonnieJean C. Tippetts (2)                           2,985,000                          8.41%
268 West 400 South, Suite 300
Salt Lake City, Utah 83101

Allen Z. Wolfson (2)                                 2,985,000                          8.41%
268 West 400 South, Suite 300
Salt, Lake City, Utah 83101

All Directors and Executive                          24,000,000                         67.62%
Officers as a Group (1)

--------------------------

(1) Officer and director. Messrs. Clay and Schellenberger may be deemed to be members of a group in accordance with Rule 13d-5(b). In the event that they are both members of a group, each would be deemed to be the beneficial owner of the shares of the Company's common stock held by the other.

(2) The Company is advised that Ms. Tippetts is the President of World Alliance Consulting, Inc., and Mr. Wolfson is the sole stockholder of that corporation. Pursuant to Rule 13d-3, Ms. Tippetts and Mr. Wolfson may each be deemed the beneficial owner of all shares of the Company's common stock held of record by World Alliance Consulting, Inc.

--------------------------

                           VOTE REQUIRED FOR APPROVAL

         Section 228 of the Delaware General Corporation Law provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least that number of shares which is sufficient to take the action. The Company's Board of Directors and stockholders owning a majority of the outstanding common stock have approved the name change, which majority is the number of shares required by Delaware General Corporation Law Section 242 to amend the Company's Certificate of Incorporation to change its name.

         The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Certificate of Incorporation consist of issued and outstanding stock of the Company's common stock outstanding on November 20, 2000, which would have been the same date for determining stockholders who would have been entitled to

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notice of and to vote on the proposed amendment to the Company's Certificate of
Incorporation.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, or associate of any director, or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to the Company's Certificate of Incorporation.

                             ADDITIONAL INFORMATION

         Additional information concerning the Company, including its annual and quarterly reports for the past twelve months which have been filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission's EDGAR archives at WWW.SEC.GOV. Upon written request of any stockholder to the Company's President, Thomas Clay, at 200 South Washington Blvd., Suite 9, Sarasota, Florida 34236, a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, will be provided without charge.

Dated: November 20, 2000
                                              By Order of the Board of Directors

                                             /s/ Thomas Clay
                                             -------------------
                                             Thomas Clay, President

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